Exhibit 23.01

Consent of Independent Registered Public Accounting Firm

The Board of Directors and Partners

Petro Stopping Centers, L.P.:

We consent to the use of our report dated March 14, 2005, except as to Note 2(a), which is as of July 6, 2005, with respect to the consolidated balance sheets of Petro Stopping Centers, L.P. and subsidiaries as of December 31, 2004 and 2003, and the related consolidated statements of operations, changes in partners’ capital (deficit) and comprehensive loss, and cash flows for each of the years in the three-year period ended December 31, 2004 included herein, and to the reference to our firm under the heading “Independent Registered Public Accounting Firm” in the prospectus.

As discussed in Note 2(a) to the consolidated financial statements, the consolidated balance sheets as of December 31, 2004 and 2003, and the related consolidated statements of operations, changes in partners’ capital (deficit) and comprehensive loss, and cash flows for each of the years in the three-year period ended December 31, 2004, have been restated.

/s/ KPMG LLP

KPMG LLP

El Paso, Texas

November 21, 2005

Consent of Independent Registered Public Accounting Firm

The Board of Directors

Petro Financial Corporation:

We consent to the use of our report dated March 14, 2005 with respect to the balance sheets of Petro Financial Corporation as of December 31, 2004 and 2003 included herein, and to the reference to our firm under the heading “Independent Registered Public Accounting Firm” in the prospectus.

/s/ KPMG LLP

KPMG LLP

El Paso, Texas

November 21, 2005

Consent of Independent Registered Public Accounting Firm

The Board of Directors

Petro, Inc.:

We consent to the use of our report dated March 18, 2005, except as to Note 2(a), which is as of October 19, 2005, with respect to the balance sheets of Petro, Inc. as of December 31, 2004 and 2003, and the related statements of operations, changes in stockholder’s deficit and comprehensive loss, and cash flows for each of the years in the three-year period ended December 31, 2004 included herein, and to the reference to our firm under the heading “Independent Registered Public Accounting Firm” in the prospectus.

As discussed in Note 2(a) to the financial statements, the balance sheets as of December 31, 2004 and 2003, and the related statements of operations, changes in stockholder’s deficit and comprehensive loss, and cash flows for each of the years in the three-year period ended December 31, 2004, have been restated.

/s/ KPMG LLP

KPMG LLP

El Paso, Texas

November 21, 2005

Consent of Independent Registered Public Accounting Firm

The Board of Directors

Petro Distributing, Inc.:

We consent to the use of our report dated March 14, 2005 with respect to the balance sheets of Petro Distributing, Inc. as of December 31, 2004 and 2003, and the related statements of operations, changes in stockholder’s equity and cash flows for each of the years in the two-year period ended December 31, 2004 included herein, and to the reference to our firm under the heading “Independent Registered Public Accounting Firm” in the prospectus.

/s/ KPMG LLP

KPMG LLP

El Paso, Texas

November 21, 2005

Consent of Independent Registered Public Accounting Firm

The Board of Directors and Partners

Petro Stopping Centers Holdings, L.P.:

We consent to the use of our report dated March 14, 2005, except as to Note 2(a), which is as of August 26, 2005, with respect to the consolidated balance sheets of Petro Stopping Centers Holdings, L.P. and subsidiaries as of December 31, 2004 and 2003, and the related consolidated statements of operations, changes in partners’ deficit and comprehensive loss, and cash flows for each of the years in the three-year period ended December 31, 2004 included herein, and to the reference to our firm under the heading “Independent Registered Public Accounting Firm” in the prospectus.

As discussed in Note 2(a) to the consolidated financial statements, the consolidated balance sheets as of December 31, 2004 and 2003, and the related consolidated statements of operations, changes in partners’ deficit and comprehensive loss, and cash flows for each of the years in the three-year period ended December 31, 2004, have been restated.

/s/ KPMG LLP

KPMG LLP

El Paso, Texas

November 21, 2005

Consent of Independent Registered Public Accounting Firm

The Board of Directors

Petro Holdings Financial Corporation:

We consent to the use of our report dated March 14, 2005 with respect to the balance sheets of Petro Holdings Financial Corporation as of December 31, 2004 and 2003 included herein, and to the reference to our firm under the heading “Independent Registered Public Accounting Firm” in the prospectus.

/s/ KPMG LLP

KPMG LLP

El Paso, Texas

November 21, 2005